CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

GATEWAY CERTIFICATIONS, INC.

A Nevada Corporation

$100,000

This offering is being made by Gateway Certifications, Inc., a Nevada corporation.  We are offering for sale 1,000,000 shares of our common stock, $.001 par value per share, at $.10 per share.  The offering is made in reliance upon an exemption from registration under the federal securities laws provided by Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC” or the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act” or the “1933 Act”).  There is currently no public market for our common stock.

We expect the offering to commence on the date of this memorandum set forth below.  The offering will terminate upon the earlier of (i) the sale of 1,000,000 shares of our common stock or (ii) January 31, 2007, unless terminated earlier, or extended for an additional sixty (60) days, in our sole discretion.  The shares will be offered on a “best efforts,” no minimum basis.  There is no firm commitment by any person to purchase or sell the shares of common stock offered herein.  The minimum investment is 10,000 shares, or $1,000.00, although we may, in our sole discretion, accept subscriptions for a lesser amount.  We reserve the right to reject orders for the purchase of shares in whole or in part, and if a subscription is rejected the subscriber’s funds will be returned without interest the next business day after rejection.  The proceeds from the sale will be payable to us in cash.  Upon receipt and acceptance of a subscription, the proceeds will be immediately deposited in a bank account of ours to be used as specified herein.

THE SECURITIES OFFERED HEREIN INVOLVE A HIGH DEGREE OF RISK.  SEE “RISK FACTORS”.

	Sales Proceeds	Sales Commissions (1)	Proceeds to the Company (2)
Per share of common stock	$.10	$0.00	$.10
Total offering	$100,000	$0.00	$100,000

(1)

The shares of common stock are being offered by members of our management team on a “best efforts,” no minimum basis.  No commissions or similar compensation will be paid to the members of our management team or to broker-dealers in connection with the sale of our common stock in this offering.

(2)

Before deducting certain expenses incurred in connection with the offering, including but not limited to, legal fees, accounting fees, printing costs and state and federal filing fees, if any.  We estimate that these expenses will not exceed $5,000.

i

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC” OR “COMMISSION”) NOR ANY STATE SECURITIES ADMINISTRATOR HAS APPROVED OR DISAPPROVED THE SECURITIES OFFERED HEREIN NOR HAS THE COMMISSION OR ANY STATE SECURITIES ADMINISTRATOR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES CONTAINED IN THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE SECURITIES OFFERED HEREIN.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION UNDER SUCH LAWS.  SUCH EXEMPTIONS IMPOSE SUBSTANTIAL RESTRICTIONS ON THE SUBSEQUENT TRANSFER OF SECURITIES SUCH THAT AN INVESTOR HEREIN MAY NOT SUBSEQUENTLY RESELL THE SECURITIES OFFERED HEREIN UNLESS THE SECURITIES ARE SUBSEQUENTLY REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  SEE “RISK FACTORS,” “SUITABILITY STANDARDS” AND “PLACEMENT OF THE OFFERING.”

THE DATE OF THIS OFFERING MEMORANDUM IS DECEMBER 1, 2006.

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ii

CONDITIONS AND DISCLAIMERS

THE FOLLOWING STATEMENTS CONTAIN CONDITIONS IMPOSED UPON THE OFFERING OF SECURITIES HEREIN AND DISCLAIMERS REGARDING INFORMATION CONTAINED ELSEWHERE IN THIS MEMORANDUM, WHICH CONDITIONS AND DISCLAIMERS APPLY GENERALLY TO ALL REPRESENTATIONS AND STATEMENTS MADE IN THIS MEMORANDUM OR OTHERWISE.  PROSPECTIVE SUBSCRIBERS ARE URGED TO REVIEW THE FOLLOWING CONDITIONS AND DISCLAIMERS CLOSELY AND TO DIRECT ANY QUESTIONS REGARDING THE SAME TO US OR TO HIS OR HER PERSONAL ADVISOR.  ALL STATEMENTS, REPRESENTATIONS OR OTHER INFORMATION CONTAINED IN THIS MEMORANDUM OR OTHERWISE PROVIDED TO PROSPECTIVE SUBSCRIBERS ARE QUALIFIED IN THEIR ENTIRETY BY THE FOLLOWING CONDITIONS AND DISCLAIMERS.

THE SECURITIES DESCRIBED IN THIS MEMORANDUM HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, IN RELIANCE UPON THE EXEMPTIONS SPECIFIED IN SAID ACT, NOR HAVE THESE SECURITIES BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION SPECIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND REGULATIONS.

A SUBSCRIBER MUST BEAR THE ECONOMIC RISK OF INVESTMENT IN THE SECURITIES OFFERED HEREIN.  BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SEC OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, THE SHARES ISSUABLE HEREUNDER MAY NOT BE RESOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER FEDERAL AND APPLICABLE STATE LAW OR AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.  SEE “RISK FACTORS.”

THIS OFFERING IS DIRECTED TO ACCREDITED INVESTORS AND UP TO 35 NON-ACCREDITED INVESTORS.  SEE “SUBSCRIBER SUITABILITY STANDARDS.”

DELIVERY OF THIS MEMORANDUM TO ANYONE OTHER THAN A DESIGNATED OFFEREE OR INDIVIDUALS RETAINED BY THE OFFEREE TO ADVISE HIM OR HER WITH RESPECT TO THIS OFFERING IS UNAUTHORIZED AND MAY CONSTITUTE A VIOLATION OF FEDERAL AND STATE SECURITIES LAWS.  ANY REPRODUCTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, OR ANY DISCLOSURE OF ITS CONTENTS, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED.

EXCEPT AS OTHERWISE INDICATED, THIS MEMORANDUM SPEAKS AS OF ITS DATE OF ISSUE.  NEITHER THE DELIVERY HEREOF, NOR ANY SALE MADE HEREUNDER, SHALL CREATE AN IMPLICATION THAT OUR AFFAIRS HAVE CONTINUED WITHOUT CHANGE SINCE SUCH DATE.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREIN IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL OR UNAUTHORIZED.

EXCEPT AS SET FORTH ABOVE, NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, OTHER THAN THOSE WHICH MAY BE CONTAINED HEREIN.  IF MADE, SUCH INFORMATION MUST NOT BE RELIED UPON.

NO STATEMENT CONTAINED HEREIN SHALL BE DEEMED TO MODIFY, SUPPLEMENT, OR CONSTRUE IN ANY WAY THE PROVISIONS OF ANY DOCUMENTS ATTACHED HERETO AS EXHIBITS OR LISTED HEREIN OR ANY OF THE LANGUAGE CONTAINED THEREIN.  ANY STATEMENT MADE HEREIN WITH RESPECT TO ANY SUCH DOCUMENT IS QUALIFIED BY REFERENCE TO THE TEXT OF SUCH DOCUMENT.

PROSPECTIVE SUBSCRIBERS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, BUSINESS, OR TAX ADVICE.  EACH PROSPECTIVE SUBSCRIBER SHOULD CONSULT HIS OWN ATTORNEY, BUSINESS ADVISER, OR TAX ADVISER CONCERNING LEGAL, BUSINESS, TAX, AND RELATED MATTERS RELATING TO THIS INVESTMENT.

THE SECURITIES ARE OFFERED SOLELY BY THIS MEMORANDUM AND ARE SUBJECT TO PRIOR SALE.  WE RESERVE THE RIGHT, IN OUR DISCRETION, TO WITHDRAW OR MODIFY THIS OFFERING WITHOUT PRIOR NOTICE OR TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART OR TO ALLOT TO ANY PROSPECTIVE SUBSCRIBER A LESSER NUMBER OF SHARES THAN SOUGHT TO BE PURCHASED BY SUCH SUBSCRIBER.

SUBSCRIPTION PROCEDURES

In order to subscribe for the shares of our common stock, each prospective investor is required to complete, execute and deliver the following documents:

1.

One copy of the investor Subscription Agreement (attached hereto as Exhibit A) and Registration Rights Agreement (attached hereto as Exhibit B); and

2.

A personal check, cashier’s check or money order made payable to Gateway Certifications, Inc.

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This memorandum may be deemed to contain “forward-looking” statements.  We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and we are including this statement for the express purpose of availing ourselves of the protections of such safe harbor with respect to all of such forward-looking statements.  Examples of forward-looking statements include, but are not limited to (i) projections of revenues, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, capital structure and other financial items, (ii) statements of plans and objectives of ours or our management or Board of Directors, including the introduction of new products or services, or estimates or predictions of actions by customers, suppliers, competitors or regulating authorities, (iii) statements of future economic performance and (iv) statements of assumptions underlying other statements and statements about us or our business.

Our ability to predict projected results or to predict the effect of any legislation or other pending events on our operating results is inherently uncertain.  Therefore, we wish to caution each reader of the memorandum to carefully consider specific factors, including competition for products, services and technology; the uncertainty of developing or obtaining rights to new products, services or technologies that will be accepted by the market; the effects of government regulations and other factors discussed herein because such factors in some cases have affected; and in the future (together with other factors) could affect, our ability to achieve our projected results and may cause actual results to differ materially from those expressed herein.

SPECIAL STATE LEGENDS

 FOR FLORIDA RESIDENTS ONLY

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE OFFICE OF FINANCIAL RELATION OR THE STATE OF FLORIDA; NOR HAS THE OFFICE OF FINANCIAL REGULATION OR THE STATE OF FLORIDA PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING.

FOR ILLINOIS RESIDENTS ONLY

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS, NOR HAS THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR KENTUCKY RESIDENTS ONLY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE KENTUCKY REVISED STATUTE CHAPTER 292 SECURITIES ACT OF KENTUCKY SECURITIES ACT AND THE EXECUTIVE DIRECTOR OF THE OFFICE OF FINANCIAL INSTITUTIONS HAS NOT REVIEWED THE OFFERING OR OFFERING MEMORANDUM NOR PASSED ON OR ENDORSED THE MERITS OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

FOR NEW JERSEY RESIDENTS ONLY

THE PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE NEW JERSEY BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY PRIOR TO ITS ISSUANCE AND USE.  NEITHER THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY NOR THE BUREAU OF SECURITIES HAS PASSED ON OR ENDORSED THE MERITS OF THE MEMORANDUM (OR THE PRIVATE OFFERING CONTAINED HEREIN). ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR NEW YORK RESIDENTS ONLY

THIS PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE.  THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR WASHINGTON RESIDENTS ONLY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE WASHINGTON SECURITIES ACT AND THE ADMINISTRATOR OF SECURITIES OF THE STATE OF WASHINGTON HAS NOT REVIEWED THE OFFERING OR OFFERING MEMORANDUM. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

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v

TABLE OF CONTENTS

MEMORANDUM SUMMARY

1

SUITABILITY STANDARDS

3

RISK FACTORS

6

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

14

USE OF PROCEEDS

14

DIVIDEND POLICY

15

DILUTION

15

BUSINESS

15

PROPERTY

28

LEGAL PROCEEDINGS

28

MANAGEMENT

28

EXECUTIVE COMPENSATION

29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

29

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

29

DESCRIPTION OF CAPITAL STOCK

30

SHARES ELIGIBLE FOR FUTURE SALE

30

PLACEMENT OF THE OFFERING

31

LEGAL MATTERS

31

EXPERTS

31

ADDITIONAL INFORMATION

31

Exhibits

A

Subscription Documents

B

Registration Rights Agreement

C

Unaudited Financial Statements of Gateway Certifications, Inc. for the period of August 30, 2006 (inception) through September 30, 2006.

MEMORANDUM SUMMARY

This summary highlights information contained elsewhere in this memorandum but might not contain all of the information that is important to you. Before investing in our common stock, you should read the entire memorandum carefully, including the “Risk Factors” section and our historical financial statements and the notes thereto attached as part of this memorandum.

For purposes of this memorandum, unless otherwise indicted or the context otherwise requires, all references herein to “Gateway, Inc.,” “Gateway,” the “Company,” “we,” “us,” and “our” refer to Gateway Certifications, Inc., a Nevada corporation.

The Company

Socially and economically disadvantaged individuals represent a significant percentage of the U.S. population, and, yet, account for a disproportionately small percentage of total U.S. business revenues.

In company with federal agencies and private organizations, Gateway Certifications, Inc. recognizes the historical lack of access that women, minorities and other disadvantaged individuals have had to the resources needed to develop their small businesses. By law, federal agencies are required to establish contracting goals, such that a predetermined percentage of all government purchases are intended to go to small businesses. In addition, contract goals are established for small women-owned and minority-owned businesses; these government-wide goals, which are not always achieved, are 5% and 5%, respectively. They are important, however, because federal agencies have a statutory obligation to consider small businesses for procurement opportunities, particularly small businesses certified as either women or minority-owned.

The Company provides certification services to women-owned and minority-owned businesses that seek Minority Business Enterprises certification (MBE), Women’s Business Enterprise certification (WBE), Disadvantaged Business Enterprise (DBE) certification, 8a and or SDB designation and various State, City and private sector certifications (collectively referred to as “Certifications”). Once successfully certified, the Company then assists upscale women, minority, handicapped and other qualified disadvantaged small businesses (collectively referred to as “Disadvantaged Businesses Owners”) to secure business opportunities with federal and local government agencies and private-sector Supplier Diversity Programs (“SDP’s”).

Although federal, state, city and local government agencies and private organizations do not and can not guarantee any specific amount of business for each firm, once certified, Disadvantaged Businesses Owners achieve preferential access to bid for federal and private contracts that are related to their respective business concerns.

Through our certification and SDP support services, our overall business objective is to provide the know-how and guidance to assist Disadvantaged Businesses Owners compete in the American economy through government and corporate development in the business sector and to become independently competitive in the marketplace.

Gateway plans to generate revenues by providing services to Disadvantaged Businesses Owners seeking one or more of the following:

1.

Minority Business Enterprises certification (MBE)

2.

Women’s Business Enterprise certification (WBE)

3.

Disadvantaged Business Enterprise certification (DBE)

4.

National Minority Suppliers Development Council certification

5.

National Women Business Owners Corporation certification

6.

State & City certifications / local and regional

7.

SBA 8(A) certification

8.

SBA SDB certification

The Company believes that each of the various certification programs and processes are complex and fraught with the likelihood of application rejection for merely technical reasons.  In fact, it is estimated that over 70% of all certification applications are rejected, generally because of mistakes and inconsistencies. We believe that this fact and the inherent complexity of the certification process tends to intimidate rather than attract otherwise qualified Disadvantaged Businesses Owners to one or more of these certification programs.

To avoid enduring the appeals process, which can take 1-2 years and involve attorneys, or, in some instances involve a mandatory one-year wait for re-application, the Company’s certification services and procedures avoid many common mistakes and alerts applicants to any inconsistencies in their documentation. Gateway assists Disadvantaged Businesses Owners compile, phrase and present information in the form and manner required by certifying agencies, associations, councils and private organizations in order to successfully obtain certification.

Gateway believes that Disadvantaged Businesses Owners competing for small to medium to large government and private sector contracts require the assistance of an outside firm that can manage the certification process and maximize the company's prospects of obtaining certification and business from government agencies and private organizations. The Company believes that the stringent, lengthy and complex regulations governing certification programs present significant market opportunities for our certification and SDP support services.

Corporate Information

Gateway Certifications, Inc. was incorporated under the laws of the State of Nevada on August 30, 2006 as a new corporation with no predecessor corporation.  Although our Company has only been in existence for a few months, our management team has over 10 years of business experience.

Neither we, nor our president, have been in bankruptcy, receivership or any similar proceeding, and we have not had any material reclassification, merger, consolidation or purchase or sale of a significant amount of assets.

Our principal executive offices are located at 250 West 57th Street, Suite 917, New York, NY 10107. The telephone number at our principal executive offices is (800) 933-9664. Our website address is www.gcertifications.com.  Information on our web site is not part of this memorandum.

The Offering

Securities Offered:	1,000,000 shares of common stock at $.10 per share

Common Stock Outstanding:
Prior to the offering	6,750,000 shares
After the offering	7,750,000 shares
(Assuming the sale of all shares offered)

Use of Proceeds:

The net proceeds of the offering, estimated at $95,000 (after deducting an estimated $5,000 in offering expenses) are expected to be used for working capital. See the section entitled “Use of Proceeds.”

Risk Factors:

Purchase of the shares of common stock offered hereby involves substantial risks, including but not limited to, risks associated with the need for additional financing, a lack of profitability, our dependence upon key personnel and external competition, among others.  See “Risk Factors.”

No Market:	There is no market for our common stock and there can be no assurance that a market will develop.

SUITABILITY STANDARDS

An investment in our common stock is suitable only for persons who have sufficient financial means to afford a total loss of their investment (see “Risk Factors”) and who also have no need for liquidity with respect to their investment.  Additionally, we will impose certain standards which prospective investors must meet in order to invest.  These standards have been imposed to enable us to comply with our obligations under applicable federal and state securities laws.  It should be noted that these suitability standards are minimum requirements for prospective investors and satisfaction of these requirements does not necessarily mean that the shares of our common stock are a suitable investment for a prospective investor.

The Company must reasonably believe that each such investor has sufficient financial means to afford a total loss of his investment and either alone or with his purchaser representative, has such knowledge and experience in financial and business matters that he is capable of adequately evaluating the merits and risks of the investment. Further, each investor must acquire the Shares for his own account and not for the account of others, for investment purposes only and not with a view to, or for, resale distribution or fractionalization thereof.

The Shares may be sold to an unlimited number of so called “accredited investors” as defined in Rule 230.501 under Regulation D.

The shares may be sold to no more than 35 non-accredited investors.

Prospective subscribers should be aware that some states impose more restrictive suitability requirements for investments than are imposed above. In the event a subscriber is a resident of a state which imposes more restrictive suitability standards than those described, the subscriber will be required to satisfy the more restrictive standards or requirements.

For purposes hereof, an “accredited investor,” as defined under the Securities Act shall mean any person who comes within any of the following categories, or who we reasonably believe comes within any of the following categories, at the time of the sale of shares of our common stock to that person:

(i)

any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(ii)

any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(iii)

any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(iv)

any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;

(v)

any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase, exceeds $1,000,000;

(vi)

any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(vii)

any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act; and

(viii)

any entity in which all of the equity owners are accredited investors.

Each investor must acquire the shares of our common stock for his own account and not for the account of others, for investment purposes only and not with a view to, or for resale, distribution or fractionalization thereof.

Prior to our acceptance of any subscription, each prospective investor must represent, by completing and signing the Subscription Agreement attached hereto as Exhibit A and having his representative(s), if any, complete a Purchaser Representative Questionnaire that:

(i)

he understands that the shares of our common stock represent a speculative, high risk investment, and that he must bear the economic risk of that investment for an indefinite period of time because the shares have not been registered under the Act or applicable state blue sky or securities laws and that he therefore cannot sell his shares unless they are subsequently so registered or an exemption from registration is available, and that any transfer will require our approval;

(ii)

he understands that the shares of our common stock will bear a restrictive legend prohibiting transfers thereof except in compliance with the provisions of the Subscription Agreement and applicable securities laws and will not be transferred of record except in compliance therewith;

(iii)

he is acquiring the shares of our common stock for investment solely for his own account and without any intention of reselling or distributing them;

(iv)

if the prospective investor is not a natural person, it was not organized or reorganized for the specific purpose of acquiring the shares of our common stock;

(v)

we have, during the course of the offering and prior to the sale of the shares of our common stock, accorded him and his representatives, if any, the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information, to the extent we or our agent possess such information or could have acquired it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in this memorandum;

(vi)

he, alone or in conjunction with his purchaser representative, if any, has substantial knowledge and experience in business and financial matters, and is an experienced and sophisticated investor fully capable of evaluating the risks and merits of the proposed investment in the shares of our common stock;

(vii)

considering his business and financial circumstances (including, but not limited to, health problems, unusual family responsibilities and requirements for current income) and all other factors, the prospective investor is able to bear the economic risk of an illiquid investment in the shares of our common stock, including the risk of loss of the entire amount of the prospective investor’s investment; and

(viii)

the information provided by the prospective investor in his Subscription Agreement and Purchaser Representative Questionnaire (if applicable) is true and accurate.

We may make or cause to be made such further inquiry and obtain such additional information as we deem appropriate with regard to the suitability of prospective investors.  We may reject subscriptions in whole or in part if, in our reasonable judgment, we deem such action to be in our best interest.  If this offering is oversubscribed, we will, in our sole discretion, determine which subscriptions will be accepted.

If any information or representation made by a prospective investor or others acting on his behalf mislead us as to the financial or other circumstances of such investor, and if, because of any error or misunderstanding as to such circumstances, a copy of this memorandum is delivered to any prospective investor, this memorandum must be returned to us immediately.  The suitability standards set forth herein may be altered or waived by us as to any particular investor or investors without notice of any kind.

THE SUITABILITY STANDARDS DISCUSSED ABOVE REPRESENT MINIMUM SUITABILITY STANDARDS FOR PROSPECTIVE INVESTORS. EACH PROSPECTIVE INVESTOR IS ENCOURAGED TO CONSULT WITH HIS LEGAL, TAX AND OTHER ADVISORS TO DETERMINE WHETHER AN INVESTMENT IN THE SHARES OF OUR COMMON STOCK IS APPROPRIATE IN HIS PARTICULAR CIRCUMSTANCES.

Prospective investors and purchaser representatives are urged to request any additional information they may consider necessary in making an informed investment decision.  We will make available to each prospective investor and his purchaser representative, if any, the opportunity to ask questions of, and receive answers from, us or a person acting on our behalf concerning the terms and conditions of this offering or any other relevant matters.  We will respond with any additional information necessary to verify the accuracy of the information set forth in this memorandum to the extent that we possess such information or can acquire it without unreasonable effort or expense.

RISK FACTORS

This memorandum contains forward-looking statements.  Actual results could differ materially from those projected in the forward-looking statements as a result of certain of the risk factors set forth below.  The Shares being offered hereby involve a high degree of risk.  Prospective investors should consider the following risk factors inherent in and affecting the business of the Company and an investment in the Shares.

Risks Related to Our Business

We need to raise a significant amount of additional capital to meet our future business requirements and such capital raising may be costly or difficult to obtain and could dilute current stockholders’ ownership interests.

We are seeking to raise $100,000 at $.10 per share in this offering on a best efforts basis to implement our business plan and meet our capital needs.  See the section entitled “Use of Proceeds” for a description of the manner in which we plan to use proceeds from this offering.  At this time, we have not secured or identified any additional financing.  We do not have any firm commitments or other identified sources of additional capital from third parties or from our officers or directors or from other shareholders.  There can be no assurance that additional capital will be available to us, or that, if available, it will be on terms satisfactory to us.  Any additional financing will involve dilution to our existing shareholders.  If we do not obtain additional capital on terms satisfactory to us, or at all, it may cause us to delay, curtail, scale back or forgo some or all of our business operations.

Uncertainty exists as to whether our business will have sufficient funds to fulfill our business plans over the next 12 months thereby making an investment in Gateway speculative.

We require additional financing to market and provide our certification and SDP support services and operate the business until sufficient revenue can be generated for us to be self-sustaining. Our management projects, in order to go forward as an operating entity and properly bring its services to market, that it will require approximately $15,000.00 over the next 12 months to cover general and administrative costs and costs involved in the marketing and advertising of our services.  In the event that we are unable to generate sufficient revenues and before all of the funds now held by us and obtained by us through this offering are expended, an investment made in Gateway may become worthless.

We are a development stage company and have a limited operating history and, therefore, there is no historical basis to judge whether our business can be successful.

Because we our in our organizational and development stage and have not begun to market our services, it is difficult to predict when, if ever, we will generate revenues or produce an operating profit. Since our incorporation on August 30, 2006, we have been engaged in start up activities, including attending several certification seminars in New York City and the development of our company website. Since our incorporation, we have not entered into any contracts for certification or SDP support service agreements and we have not generated any revenues. There is no guarantee that we will be successful in our business plans. We face all the risks inherent in a relatively new business and there can be no assurance that our activities will be successful and/or result in any substantial revenues. Therefore, prospective investors do not have a historical basis from which to evaluate our performance.

Management may have underestimated the size of the market for their services, which may negatively impact future service revenue and profits.

At the present time, the Company has only evaluated the marketability of its services based upon management's perception of the market need and value to women and minority-owned companies to become certified.  Once Gateway obtains the necessary capitalization, it will immediately commence direct and targeted marketing of its services, other than on its website at www.gcertifications.com. Gateway’s website has just been launched and it is too premature to anticipate how the website will, if at all, aid the Company in realizing revenue.  In the event direct and targeted marketing efforts reveal that our services are not marketable or needed in the marketplace, Gateway will not have a potential source of income and it will be necessary for Gateway to seek another means of obtaining revenue or the business will fail.

A conflict of interest may arise regarding the amount of time that Gateway’s current officers can devote to our business activities.

Gateway’s officers are only engaged in the business activities of the Company on a part-time basis. This could cause the officers a conflict of interest between the amount of time they devote to Gateway’s business activities and the amount of time required to be devoted to such other activities.  Presently, Gateway’s current officers, Messrs. Sarfoh and Belton, each devote 15-20 hours per week to our business activities. This amount of time has historically been sufficient to satisfy the business needs of Gateway.  Subsequent to this offering, Gateway will increase its business activities in terms of engaging in advertising, marketing, sales, the performance of certification services and the Company’s overall administration.  This increase in business activities may require Gateway’s officers to engage in the business activities of Gateway on a full-time basis, thereby causing Messrs. Sarfoh and Belton a conflict of interest.

Gateway has not entered into binding employment agreements with Messrs. Sarfoh and Belton requiring them to devote time to the Company’s business activities, thereby potentially inhibiting Gateways ability to grow its business.

In the event that there is a conflict of interest and Messrs. Sarfoh and Belton are not willing to devote more time to Gateways business activities, they may either employ full-time employees who have the certification experience and expertise necessary to service the Company’s clients, resign after finding suitable successors or cease operations, causing investors to lose their investment in us. While it is expected that other management will be added over time, there are no assurances that such will occur. If management does not devote adequate time or find experienced personnel, investors may lose their investment.

If we were to lose the services of Kwajo Sarfoh or Michael Belton, we may not be able to execute our business strategy.

Our future success depends in large part upon the continued service of our CEO, President and Director, Kwajo Sarfoh and upon the continued service of our CFO, Secretary and Director, Michael Belton.  We have not entered into an employment agreement with Mr. Sarfoh or Mr. Belton, and, as a result, they could become unwilling or unable to continue to serve us.  The loss of Mr. Sarfoh and/or Mr. Belton could seriously harm our business and require us to seek replacements who may have less experience or who may not understand our business as well, or we may not be able to find a suitable replacement.

Our executive officers and majority stockholders, consisting of Mr. Sarfoh or Mr. Belton, may significantly influence matters to be voted on and their interests may differ from, or be adverse to, the interests of our other stockholders.

The Company’s executive officers and directors control 100% of our outstanding common stock prior to this Offering.  Assuming the sale of 1,000,000 shares of our common stock, the Company’s executive officers will control approximately 86% of the Company’s outstanding common stock.

Accordingly, the Company’s executive officers possess significant influence over the Company on matters submitted to the stockholders for approval, including the election of directors, mergers, consolidations, the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. This amount of control by our executive officers gives them substantial ability to determine the future of our Company, and as such, they may elect to close the business, change the business plan or make any number of other major business decisions without the approval of shareholders. The interest of our majority stockholders may differ from the interests of our other stockholders and could therefore result in corporate decisions that are adverse to other stockholders.

We rely on highly skilled personnel and, if we are unable to attract, hire and retain qualified personnel we may not be able to grow our business.

Because of the technical nature of our services and the market in which we compete, our performance is largely dependent on the talents and efforts of highly skilled individuals including executive officers and individuals with certification expertise. Our future success depends on our ability to identify, hire, develop, motivate and retain highly skilled personnel for all areas of our organization. Our ability to compete effectively will depend on our ability to obtain and attract employees.  If we do not succeed in obtaining and attracting qualified personnel, we may be unable to grow effectively.

In addition, new employees generally require substantial training, which requires significant resources and management attention. Even if we invest significant resources to recruit, train and retain qualified personnel, we may not be successful in our efforts.

Because our present officers and directors have only limited experience in providing certification and SDP support services, we may need to attract, hire and retain personnel with certification experience in order to be competitive.

Although our officers have attended seminars, conferences and trainings related to the certification programs the Company offers services for and the certification process, our officers have limited experience in certifying and providing SDP support services to women, minority and other qualified disadvantaged small businesses. Only Mr. Sarfoh, our chief executive officer, president and director, by serving as legal counsel for a minority-owned business in which he assisted the company apply for and successfully received certification, has been directly involved in certifying a minority-owned company. Accordingly, neither Mr. Sarfoh nor Mr. Belton has had any significant experience in providing certification or SDP support services. If we are unable to attract and retain qualified personnel with certification experience we may be at a competitive disadvantage in advising prospective clients. If we do not generate revenue we will not be able to hire an individual with certification experience until such time, if any, as we generate profits. Accordingly, there can be no assurance that we will be able to hire any experienced personnel.  See “Use of Proceeds,” “Business Services Offered,” “Market Strategy,” and Competition," and "Management."

We cannot assure you that we will be able to achieve or manage growth.  If we are unable to achieve or manage our growth, our business could be adversely affected.

We could experience growth over a short period of time, which could put a significant strain on our managerial, operational and financial resources.  We must implement and constantly improve our operational and certification processes and hire, train and manage qualified personnel to manage such growth. We have limited resources and may be unable to manage our growth. Our business strategy is based on the assumption that our customer base, geographic coverage and service offerings will increase. If this occurs it will place a significant strain on our managerial, operational, and financial resources.  Our development and expansion has placed, and will continue to place a strain on our managerial, operational, and financial resources.  Due to fact that we are in our developmental stage, we are unable to assess our ability to grow the business and manage a number of clients. If we fail to develop and maintain our services and processes as we experience our anticipated growth, demand for our services and our revenues could decrease.

The Company’s dependence on limited service offerings could have a material adverse effect on the Company's business, results of operations and financial condition.

We plan to derive substantially all of our revenues from certifying women, minority and other qualified disadvantaged small businesses with various government and private sector certification programs as well as providing support services for supplier diversity programs.  We expect that these services will account for all of our revenues for the foreseeable future. A decline in demand for these services as a result of competition, a change in government regulations, and a change in public policy concerning certification programs or any other reason would have a material adverse effect on our business, results of operations and financial condition.

If we do not successfully establish and maintain our company as a highly trusted and respected name for women and minority owned business certification and supplier diversity support services we could sustain loss of revenues, which could significantly affect our business, financial condition and results of operations.

In order to attract, obtain and retain clients and business, we must establish, maintain and strengthen our name and the services we provide. In order to be successful in establishing our reputation, clients must perceive us as a trusted source for quality services. If we are unable to attract and retain clients with our current marketing plans, we may not be able to successfully establish our name and reputation, which could significantly affect our business, financial condition and results of operations.

We have not begun to design any advertising or marketing programs and if we fail to attract customers to use our services, we will not be able to generate revenues which could significantly affect our business, financial condition and results of operations.

We plan to market and advertise our services directly to senior executives of women, minority, handicapped and other qualified disadvantaged small businesses. The Company’s primary marketing efforts will center on paid advertisements in major women and minority oriented magazines and trade journals. We believe that building awareness of our certification service offerings will be critical in creating our client base. We have not begun to design any advertising or marketing programs and even if we are successful in designing these programs, we cannot assure you that we will be successful in obtaining customers.  If we fail to attract customers to use our services, we will be unable to generate revenues, which could significantly affect our business, financial condition and results of operations.

We face unpredictable marketing and engagement cycles in the delivery of our certification and SDP support services which could affect our ability to deliver services on a timely basis or within anticipated budgets.

The Company plans to offer a majority of its services primarily through ongoing client relationships. There can be no assurance that the significant non-billable time and resources invested in building client relationships will result in additional assignments from existing clients. As part of building such relationships, it is estimated that the Company's executive officers will typically expend substantial time and resources identifying strategic or business issues and objectives, gathering information, preparing engagement proposals and negotiating contracts. Any failure by the Company to procure an engagement after expending significant non-billable time and resources on marketing efforts could have a material adverse effect on the Company's results as well as its business, financial condition and results of operations. The length of time required to complete an assignment may depend on many factors outside the control of the Company, including the state of the clients' existing information systems and company records, changes or the anticipation of changes in the regulatory environment affecting statutes, regulations and procedures governing certification associations, agencies and private sector organizations in general, budgetary constraints and the client's ability to commit the personnel and other resources necessary to complete elements of the certification process for which the client is responsible. The failure of the Company to deliver its services on a timely basis or within anticipated budgets could have a material adverse effect on the Company's business, financial condition and results of operations.

If we fail to perform effectively on project engagements, our reputation, and therefore our business could be harmed.

We believe that many of our engagements will come from existing clients or from referrals by existing clients. Therefore, our growth is dependent on our reputation and on client satisfaction. The failure to perform services that meet a client's expectations may damage our reputation and harm our ability to attract new business. Damage to our reputation arising from client dissatisfaction could therefore harm our business.

If we fail to develop long-term relationships with customers, our success would be jeopardized.

We anticipate that a majority of our business will be derived from repeat clients. Our future success depends to a significant extent on our ability to develop long-term relationships with successfully certified women, minority and other qualified disadvantaged businesses that will provide new and repeat business. Our inability to build long-term client relations or the inability of new or existing clients to be successfully certified could result in a loss of future business which would harm our business.

Demand for our services is dependent on several factors, many of which are outside of our control and could cause us to experience fluctuations in our financial results.

The demand for our services is dependent upon several factors, most notably the following:

•

growth in women, minority and other qualified small disadvantaged businesses;

•

growth in supplier diversity programs;

•

corporate outsourcing;

•

government outsourcing;

•

diversity purchasing;

•

the timing and customer acceptance;

•

service enhancements;

•

our promotions and those of our competitors;

•

service complaints; and

•

overall changes in economic conditions.

Many of these factors are outside of our control.  These factors, either individually or in the aggregate, may have a materially adverse affect on the demand for our services which could significantly affect our business, financial condition and results of operations.

The timing of sales could significantly affect our results of operations. Our operating expenses are not based on any anticipated revenue levels in the short term, and are expected to increase in the short term, particularly due to our efforts to become a publicly traded company in the U.S.  As a result, our financial results could be materially adversely affected. Financial results in the future may be influenced by the factors (discussed above) which effect the demand for our services. Accordingly, there may be significant variations in our financial results.

We face competition in the provision of certification and SDP support services that could adversely affect our market share and our revenues. These competitive pressures could reduce the volume of sales and significantly harm our business, results of operations and financial condition.

Providing professional certification and SDP support services to Disadvantaged Business Owners is a highly competitive business.  The market for professional certification services to Disadvantaged Business Owners is intensely competitive, highly fragmented and subject to rapid change. Some of our principal competitors are:

•

EZCertify.com, a company founded in 1999 with offices in Haymarket, Virginia, which offers SBA, 8(a) BD and SDB certification.

•

MBWE.com, which provides nationwide services to minority and women businesses to educate, mentor, and help leverage their capabilities to maximize opportunities and promote sustainability. MWBE.com also assisting public agencies and prime contractors find qualified, certified MWBE companies that have the capability to meet or exceed requirements for products and services.

•

MWBE Enterprises, Inc., which was established in 1998, assists women-owned businesses and minority-owned businesses in successfully achieving Women’s Business Enterprise certification (WBE), Minority Business Enterprises certification (MBE), Disadvantaged Business Enterprise (DBE) certification, 8a and or SDB designation.

•

MinorityCertifications.com, affiliated with Business Polish, is full service small business consulting company specializing in small business certifications and marketing. The company assists companies with various types of certifications at the national, federal, state, city and county level.

Gateway’s certification and SDP support services also competes with (i) law firms, (ii) independent firms which offer one or more of the services offered by the Company, (iii) smaller firms that have created a specialized niche in the marketplace, (iv) start-up companies entering the market, (v) federal and state government agencies and associations with in-house capabilities and (vi) subsidiaries of large corporations which offer one or more of the services offered by the Company.  Many of the Company’s competitors are larger and have greater financial resources. Many of these companies have a national presence and may have greater personnel, financial, technical and marketing resources.

We also believe our ability to compete depends on a number of factors outside of our control, including:

•

the prices at which others offer competitive services, including aggressive price competition and discounting on individual engagements;

•

the ability and willingness of our competitors to finance customers' projects on favorable terms;

•

the ability of our competitors to undertake more extensive marketing campaigns than we can;

•

the extent, if any, to which our competitors develop proprietary tools that improve their ability to compete with us;

•

the ability of our customers to perform the services themselves; and

•

the extent of our competitors' responsiveness to customer needs.

In order to be competitive, we must have the ability to respond promptly and efficiently to the ever-changing marketplace.  We must establish our name as a reliable and constant source for professional certification and SDP support services. Any significant increase in competitors or competitors with better, more efficient services could make it more difficult for us to gain market share or establish and generate revenues.   We may not be able to compete effectively on these or other factors.

Risks related to the Internet may affect the Company's results of operations.

There are many risks associated with operations on the Internet that may adversely affect our success. Such risks include, without limitation, the following:

•

our ability to attract or retain clients;

•

our ability to anticipate and adapt to a developing market;

•

changes in laws that may adversely affect our business;

•

our ability to manage effectively rapidly expanding operation, including the amount and timing of capital expenditures and other costs relating to the expansion of our operations;

•

our inability to maintain and support increased levels of traffic on our Internet web site.

In addition, a number of legislative and regulatory proposals under consideration in the United States may lead to laws or regulations concerning various aspects of the Internet, including, but not limited to, online content, user privacy, taxation, access charges, liability for third-party activities and jurisdiction. Also, it is uncertain how existing laws will be applied by the judiciary to the Internet. The adoption of new laws or the application of existing laws may increase our cost of doing business or otherwise have a material adverse effect on our business, results of operations and financial condition.

An interruption in or breach of our information systems may result in lost business.

A breach of our information systems could result in the misappropriation of proprietary information and cause interruptions in our business. In addition to purposeful security breaches, the inadvertent transmission of computer viruses could expose us to a material risk of loss. In offering certain payment services for some products and services, we could become increasingly reliant on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure transmission of confidential information, such as customer credit card numbers.  Advances in computer capabilities, discoveries in the field of cryptography and other discoveries, events, or developments could lead to a compromise or breach of the algorithms or licensed encryption and authentication technology used to protect such confidential information. We may be required to expend significant capital and resources to protect against the threat of such security, encryption and authentication technology breaches to alleviate problems caused by such breaches. If such a compromise or breach of our information systems and licensed encryption authentication technology occurs, it could have a material adverse effect on our business, results of operations and financial condition.

We will incur increased costs as a result of becoming a public company.

We have plans to become a publicly traded company in the U.S. As a public company, we will incur significant legal, accounting and other expenses that we did not incur as a private company. We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, as well as new rules implemented by the SEC and the National Association of Securities Dealers (the “NASD”). We expect these rules and regulations to increase our legal and financial compliance costs and to make some activities more time-consuming and costly. We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance, if we can obtain such insurance at all.  We may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar liability coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Risks Relating to this Offering

There is no firm commitment to purchase the shares of common stock being offered, and as a result initial investors assume additional risk.

This is a best efforts, no minimum offering of shares of our common stock being conducted solely by certain members of our management.  There is no commitment by anyone to purchase any of the shares being offered.  We cannot give any assurance that any or all of the shares will be sold.

There is no minimum and we will retain any amount of proceeds received from the sale of the shares.  Moreover, there is no assurance that our estimate of our liquidity needs is accurate or that other unforeseen events will not occur, resulting in the need to raise additional funds.  As this offering is a best efforts financing, there is no assurance that this financing will be completed or that any future financing will be affected.  Initial investors assume additional risk on whether the offering will be fully subscribed and how the Company will utilize the proceeds.

You will incur immediate dilution in this offering.

The offering price of our common stock is substantially higher than the net tangible book value per share of the outstanding common stock issued after this offering.  Therefore, if you purchase shares of our common stock in this offering, you will incur substantial immediate dilution in the net tangible book value per share of common stock from the price you pay for such share.

We arbitrary determined the offering price.

The offering price of the shares of common stock has been arbitrarily determined by our management based on estimates of the price that purchasers of speculative securities, such as our common stock, will be willing to pay considering our nature and capital structure, the experience of the officers and directors and the market conditions for the sale of equity securities in similar companies.  The offering price of the shares bears no relationship to our assets, earnings or book value, or any other objective standard of value.  See the section entitled “Placement of the Offering” elsewhere in this memorandum.

We do not anticipate dividends to be paid on our common stock and investors may lose the entire amount of their investment.

A dividend has never been declared or paid in cash on our common stock and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares nor can we assure that stockholders will not lose the entire amount of their investment.

Our bylaws and the Nevada Revised Statutes contain provisions that limit the liability and provide indemnification for our officers and directors.

Our bylaws provide that the officers and directors will only be liable to us for acts or omissions that constitute actual fraud, gross negligence or willful and wanton misconduct.  Thus, we may be prevented from recovering damages for certain alleged errors or omissions by the officers and directors for liabilities incurred in connection with their good faith acts for us.  Such an indemnification payment might deplete our assets.  Stockholders who have questions respecting the fiduciary obligations of our officers and directors should consult with independent legal counsel.  It is the position of the SEC that exculpation from and indemnification for liabilities arising under the Securities Act and the rules and regulations thereunder is against public policy and therefore unenforceable.

The securities being offered are restricted shares of our common stock and an investment in our common stock will be illiquid.

We are offering shares of our common stock pursuant to an exemption from registration under the Securities Act which imposes substantial restrictions on the transfer of such securities.  All certificates which evidence the shares will be inscribed with a printed legend which clearly describes the applicable restrictions on transfer or resale by the owner thereof.  Accordingly, each investor should be aware of the long-term illiquid nature of his investment.  In no event may such securities be sold, pledged, hypothecated, assigned or otherwise transferred unless such securities are registered under the Securities Act and applicable state securities laws or we received an opinion of counsel that an exemption from registration is available with respect thereto.  Rule 144, the primary exemption for resales of restricted securities is only available for securities of issuers providing current information to the public.

While we will be required to make such information available should we conduct an initial public offering, and assuming such public offering is in fact successfully carried out, we do not currently make such information available precluding reliance on Rule 144.  Thus, each investor should be prepared to bear the risk of such investment for an indefinite period of time.  See the sections entitled “Description of Securities” and “Placement of the Offering”.

There is currently no market for our common stock, and we do not expect that a market will develop in the foreseeable future making an investment in our common stock illiquid.

There is currently no market for our common stock.  We do not expect that a market will develop at anytime in the foreseeable future.  The lack of a market may impair the ability to sell shares at the time investors wish to sell them or at a price considered to be reasonable.  In the event that a market develops, we expect that it would be extremely volatile.

We have sought or intend to seek an exemption in multiple states for this offering; however, there can be no assurance that an investor in this offering will have a similar exemption covering their resale and we do not currently  have plans to qualify any resells in any state.

For this offering, we have sought or intend to seek in multiple states an exemption from registration for securities offered and sold under Rule 506 of Regulation D of the Securities Act.  There can be no assurance that a subscriber to this offering will have a state exemption for their resale.  We do not currently have plans to qualify any resells in any state.  In the event that a subscriber to this offering does not have available a state exemption for the transfer of his shares and we have not qualified such transfers in the state, the subscriber will not be able to transfer his shares.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This memorandum includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These forward-looking statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may affect our actual results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.  In some cases you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “would”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “continue”, or the negative of such terms or other similar expressions.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this memorandum.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this memorandum might not occur.

USE OF PROCEEDS

We intend to use the net proceeds of this offering to fund working capital including, but not limited to, marketing and advertising; and investment in technology to enhance our infrastructure including our intranet applications.  The table below depicts how we plan to utilize the proceeds in the event that 10%, 25%, 50%, 75% and 100% of the shares in this offering are sold; however, the amounts actually expended for working capital as well as other purposes may vary significantly and will depend on a number of factors, including the amount of our future revenues and the other factors described under “Risk Factors.”  Accordingly, we will retain broad discretion in the allocation of the net proceeds of this offering.

	Shares Sold
Purpose	100,000	250,000	500,000	750,000	1,000,000

Marketing and Advertising	$ 4,000	$ 15,500	$ 37,000	$ 56,000	$ 68,000
Internet	1,000	2,000	4,000	5,000	5,000
Technology	-	2,500	4,000	4,000	6,000
Independent Contracts / Personnel	-	-	-	5,000	16,000
Net Proceeds (1)	$ 5,000	$ 20,000	$ 45,000	$ 70,000	$ 95,000

(1)

After deducting expenses of $5,000 which we estimate that we will incur in connection with the offering, including but not limited to, legal fees, accounting fees, printing costs and state and federal filing fees, if any.

DIVIDEND POLICY

We have never declared or paid cash dividends. We intend to retain earnings, if any, to support the development of the business and therefore, do not anticipate paying cash dividends for the foreseeable future. Payment of future dividends, if any, will be at the discretion of our board of directors after taking into account various factors, including current financial condition, operating results and current and anticipated cash needs.

DILUTION

Our net tangible book value as of September 30, 2006 was $3,734 or $.00 per Share of Common Stock.  Net tangible book value per share represents the amount of total tangible assets less total liabilities, divided by the shares of common stock outstanding as of September 30, 2006.  The net tangible book value as of September 30, 2006 to reflect the issuance and sale of all of the Shares offered at $.10 per Share and deductions for estimated offering expenses estimated at $5,000 was $98,734 or $.02 per share.  This represents an immediate increase in net tangible book value of $.01 per share to existing stockholders and an immediate dilution of $.08 per share to new investors.  The following table illustrates this per share dilution.

Offering price per share

$.10

Net tangible book value per share at September 30, 2006

$.00

Increase in the net tangible book value per share

       $.02

Attributable to new investors

Net tangible book value after this offering (adjusted)

$.02

Dilution per share to new investors

$.08

BUSINESS

Overview

Socially and economically disadvantaged individuals represent a significant percentage of the U.S. population, and, yet, account for a disproportionately small percentage of total U.S. business revenues.

In company with federal agencies and private organizations, Gateway Certifications, Inc. recognizes the historical lack of access that women, minorities and other disadvantaged individuals have had to the resources needed to develop their small businesses. By law, federal agencies are required to establish contracting goals, such that a percentage of all government purchases are intended to go to small businesses. In addition, contract goals are established for small women-owned and minority-owned businesses; these government-wide goals, which are not always achieved, are 5% and 5%, respectively. They are important, however, because federal agencies have a statutory obligation to consider small businesses for procurement opportunities, particularly small businesses certified as women and/or minority-owned.

The Company provides certification services to women-owned and minority-owned businesses that seek Minority Business Enterprises certification (MBE), Women’s Business Enterprise certification (WBE), Disadvantaged Business Enterprise (DBE) certification, 8a and or SDB designation and various State, City and private sector certifications (collectively referred to as “Certifications”). Once successfully certified in one or more certification programs, the Company then assists upscale women, minority, handicapped and other qualified businesses (collectively referred to as “Disadvantaged Businesses Owners”) to secure business opportunities with federal, state and local government agencies and private-sector Supplier Diversity Programs (“SDP’s”).

Although federal, state, city and local government agencies and private organizations do not and can not guarantee any specific amount of business for each firm, once certified, Disadvantaged Businesses Owners achieve preferential access to bid for federal and private contracts that are related to their respective business concerns.

Our Mission

Gateway Certifications, Inc.’s mission is to assist women and minority-owned companies through the arduous process of certification. Through our Certification Analysis we will determine if a company is eligible for certification and if so, which certifications are appropriate for its business. The decision to apply for one, or, several certifications, is based on a company's eligibility standing, current marketing strategies and opportunities that best suit its goals.

Through our certification services, our overall business objective is to provide women, minority, handicapped and other qualified small businesses with an opportunity to participate and compete in the American economy through government and business development in the business sector and to become independently competitive in the marketplace.

How We Generate Revenue

Certification is a review process designed to ensure that a small business is actually owned, controlled, and operated by the applicant - women, minority, handicapped and other qualified individuals. Certification agencies, government and private sector entities require the review processes to ensure that only firms that meet the eligibility criteria of the individual programs are certified.

Gateway plans to generate revenues by providing services to Disadvantaged Business Owners seeking one or more of the following:

1.

Minority Business Enterprises certification (MBE)

2.

Women’s Business Enterprise certification (WBE)

3.

Disadvantaged Business Enterprise certification (DBE)

4.

National Minority Suppliers Development Council certification

5.

National Women Business Owners Corporation certification

6.

State & City certifications

7.

SBA 8(A) certification

8.

SBA SDB certification

Overview of Certification Programs

The Company believes that the certification programs and processes are very complex and fraught with the likelihood of application rejection for merely technical reasons.  We believe that this complexity tends to intimidate rather than attract otherwise qualified small businesses to one or more of these programs that were established to provide Disadvantaged Businesses Owners with an opportunity to participate in the business sector and become independently competitive in the marketplace.

The application package for certification and the required attachments for these programs present a daunting challenge. The Company recognizes that not everyone who desires to apply for certification is qualified to participate because of the stringent regulations that govern these programs. The regulations are lengthy and complex, often leaving large areas open to subjective interpretation.  The Company believes that each of the various certification programs and processes are complex and fraught with the likelihood of application rejection for merely technical reasons.  In fact, it is estimated that over 70% of all certification applications are rejected, generally because of mistakes and inconsistencies.

To avoid enduring the appeals process, which can take 1-2 years and involve attorneys, or, in some instances involve a mandatory one-year wait for re-application, the Company’s certification services and procedures avoid many common mistakes and alerts applicants to any inconsistencies in their documentation. Gateway assists Disadvantaged Businesses Owners compile, phrase and present information in the form and manner required by certifying agencies and private organizations in order to successfully obtain certification.

Minority Owned Businesses (“MBE”)

A minority-owned business is a for-profit enterprise, regardless of size, physically located in the United States or its trust territories, which is owned, operated and controlled by minority group members. "Minority group members" are United States citizens who are Asian, Black, Hispanic and Native American.

Ownership by minority individuals means the business is at least 51% owned by such individuals or, in the case of a publicly-owned business, at least 51% of the stock is owned by one or more such individuals. Further, the management and daily operations are controlled by minority group members.

For purposes of the National Minority Supplier Development Council (“NMSDC”) program, a minority group member is an individual who is a U.S. citizen with at least 1/4 or 25% minimum (documentation to support claim of 25% required from applicant) of the following:

•

Asian-Indian - A U.S. citizen whose origins are from India, Pakistan and Bangladesh

•

Asian-Pacific - A U.S. citizen whose origins are from Japan, China, Indonesia, Malaysia, Taiwan, Korea, Vietnam, Laos, Cambodia, the Philippines, Thailand, Samoa, Guam, the U.S. Trust Territories of the Pacific or the Northern Marianas.

•

Black - A U.S. citizen having origins in any of the Black racial groups of Africa.

•

Hispanic - A U.S. citizen of true-born Hispanic heritage, from any of the Spanish-speaking areas of the following regions: Mexico, Central America, South America and the Caribbean Basin only. Brazilians shall be listed under Hispanic designation for review and certification purposes.

•

Native American - A person who is an American Indian, Eskimo, Aleut or Native Hawaiian, and regarded as such by the community of which the person claims to be a part. Native Americans must be documented members of a North American tribe, band or otherwise organized group of native people who are indigenous to the continental United States and proof can be provided through a Native American Blood Degree Certificate (i.e., tribal registry letter, tribal roll register number).

MBE Certification is done at the local or regional level.

Women Owned Businesses (“WBE”)

In order to become certified as a woman-owned business, the woman-owned business must demonstrate and show:

•

All prospective members must provide clear and documented evidence that at least 51% or more is women-owned, managed, and controlled.

•

The business must be open for at least six months.

•

The business owner must be a U.S. citizen or legal resident alien.

Further, the evidence submitted must indicate that:

•

The contribution of capital and/or expertise by the woman business owner is real and substantial and in proportion to the interest owned.

•

The woman business owner must direct or cause the direction of management, policy, fiscal, and operational matters.

•

The woman business owner shall have the ability to perform in the area of specialty or expertise without reliance on either the finances or resources of a firm that is not owned by a woman.

WBE Certification is done at the local or regional level.

National Minority Suppliers Development Council Certification

Providing a direct link between corporate America and minority-owned businesses is the primary objective of the National Minority Supplier Development Council (“NMSDC”), one of the country's leading business membership organizations. The Council was chartered in 1972 to provide increased procurement and business opportunities for minority businesses of all sizes. An NMSDC certification is the accreditation most widely recognized by corporate America.

The NMSDC has standardized procedures to assure consistent and identical review and certification of minority-owned businesses. These businesses are certified by NMSDC's affiliate nearest to the company's headquarters. Standardized procedures assure consistent and identical review and certification of minority-owned businesses throughout the NMSDC Network. The NMSDC is the only national minority business development organization providing certification throughout the U.S.

The NMSDC’s definition of a minority-owned business is a for-profit enterprise, regardless of size, physically located in the United States or its trust territories, which is owned, operated and controlled by minority group members. "Minority group members" are United States citizens who are Asian, Black, Hispanic and Native American.  Ownership by minority individuals means the business is at least 51% owned by such individuals or, in the case of a publicly-owned business, at least 51% of the stock is owned by one or more such individuals. Further, the management and daily operations are controlled by those minority group members.

For purposes of NMSDC's program, a minority group member is an individual who is a U.S. citizen with at least 1/4 or 25% minimum (documentation to support claim of 25% required from applicant) of the following:

Asian-Indian:

A U.S. citizen whose origins are from India, Pakistan and Bangladesh.

Asian-Pacific:

A U.S. citizen whose origins are from Japan, China, Indonesia, Malaysia, Taiwan, Korea, Vietnam, Laos, Cambodia, the Philippines, Thailand, Samoa, Guam, the U.S. Trust Territories of the Pacific or the Northern Marianas.

Black:

A U.S. citizen having origins in any of the Black racial groups of Africa.

Hispanic:

A U.S. citizen of true-born Hispanic heritage, from any of the Spanish-speaking areas of the following regions: Mexico, Central America, South America and the Caribbean Basin only.  Brazilians shall be listed under Hispanic designation  for review and certification purposes.

Native American:

A person who is an American Indian, Eskimo, Aleut or Native Hawaiian, and regarded as such by the community of which the person claims to be a part. Native Americans must be documented members of a North American tribe, band or otherwise organized group of native people who are indigenous to the continental United States and proof can be provided through a Native American Blood Degree Certificate (i.e., tribal registry letter, tribal roll register number).

A minority business may be certified as a minority "controlled" enterprise if the minority owners own at least 30% of the economic equity of the firm.  This occurs when non-minority institutional investors contribute a majority of the firm’s risk capital (equity).  Under this special circumstance, a business may be certified as a minority "controlled" firm if the following criteria are met:

A.

Minority management/owners control the day-to-day operations of the firm.

B.

Minority management/owners retain a majority (no less than 51%) of the firm’s “voting equity”.

C.

Minority owner/s operationally control the board of directors (i.e., must appoint a majority of the board of directors).

The NMSDC Network includes a national office in New York and 39 regional councils across the country. Currently, there are 3,500 corporate members throughout the network, including most of America's largest publicly-owned, privately-owned and foreign-owned companies, as well as universities, hospitals and other buying institutions. The regional councils certify and match approximately 15,000 minority owned businesses (Asian, Black, Hispanic and Native American) with member corporations which want to purchase goods and services.  Once certified and part of the NMSDC Network, over two-thirds of minority business enterprises (MBEs) confirm business increases due to their partnerships with the Council’s corporate members.

National Women Business Owners Corporation Certification

The National Women Business Owners Corporation (“NWBOC”), a national 501(c)(3) not-for-profit corporation, was established to increase competition for corporate and government contracts through implementation of a pioneering economic development strategy for women business owners.

In order to be certified, the woman business owner must be in business at least six months; have customers/clients; be a U.S. citizen; and, be active in daily management in addition to the following:

1.

Ownership

A woman or women own(s) one of the following:

•

100% of the assets of a sole proprietorship;

•

at least 51.0% of the equity interests in a partnership;

•

at least 51.0% of each of the classes of voting stock and 51.0% of the aggregate of all stock outstanding determined by the percentage that would be distributed to the woman if the corporation was liquidated; or

•

at least 51.0% of the membership interests in a limited liability company.

2.

Control

A woman or women actively participates in the management of and controls one of the following:

•

100% of the control of a sole proprietorship;

•

at least 51.0% of the control of a general partnership;

•

woman owner is the general partner and, if there is more than one general partner, the managing general partner, of a limited partnership or limited liability partnership; or

•

A woman or women is the sole manager, able to appoint unconditionally the majority of managers of a manager managed LLC or has 51.0% control of a member managed LLC.

NWBOC provides a national certification program for women owned and controlled business as an alternative to the multiple state and local certifications required by many public and private sector agencies. Over 100 private and public agencies now accept NWBOC certification.

Small Disadvantaged Businesses (SDB) or Disadvantaged Business Enterprises (DBE)

In projects where federal funds are utilized, federal law mandates a number of requirements with respect to disadvantaged business enterprises ("DBEs"). In terms of public works and construction projects, federal funds are generally used to some extent for major transportation projects in particular. These requirements, which are under the jurisdiction of the United States Department of Transportation, include setting of DBE utilization goals, design and implementation of a DBE "program", monitoring and reporting.

To qualify as a DBE, the business must be owned and controlled by one or more socially and economically disadvantaged persons as defined by DBE Regulation 49 CFR Parts 23 and 26. The presumption of disadvantage is refutable. Businesses must submit evidence indicating that:

•

Minimum 51% ownership, control, and expertise of the individual(s); and

•

Control of the daily management and operations of the individual(s)

The business’ size as measured by average annual gross receipts over the most recent three years must be under the specified dollar amounts. These size standards are set according to the business’ North American Industry Classification System (“NAICS”) code. Depending on the industry, these limits can range from $2.5 million averaged per year to $17.4 million averaged per year. Manufacturers, wholesalers and retailers must meet an employee size standard ranging between 500 to 1500 employees, depending on the NAICS classification and their average three year gross sales must be less than $17.4 million.

Recently, changes to the DBE regulations require all owner applicants to complete a Statement of Disadvantage and a Personal Financial Statement. All eligible owners must affirm that they are members of a disadvantaged group (for example, an eligible ethnic minority or female). In addition, the personal net worth of each eligible owner applicant must be less than $750,000, excluding the values of the applicant’s ownership interest in the business seeking certification and the owner’s primary residence.

Generally, SDB and DBE certification is done at the local or regional level.

8(a) Designation and SDB Certification

The SBA administers two particular business assistance programs for small disadvantaged businesses. These programs are the 8(a) Business Development Program (“8(a)”) and the Small Disadvantaged Business Certification Program (“SDB”). The 8(a) program offers a broad scope of assistance to socially and economically disadvantaged firms whereas the SDB certification strictly pertains to benefits in federal procurement. If a firm becomes 8(a) certified, they are automatically SDB certified as well. In contrast, if a firm becomes SDB certified, they are not 8(a) certified.

A business enterprise meets the basic requirements for admission to the 8(a) Business Development program if it is a small business which is unconditionally owned and controlled by one or more socially and economically disadvantaged individuals who are of good character and citizens of the United States, and which demonstrates potential for success.  This certification is geared more for socially and economically disadvantaged individuals as defined in the Small Business Act.

Program participation is divided into two stages: the developmental stage and the transitional stage. The developmental stage is four years and the transitional stage is five years. Participants are reviewed annually for compliance with eligibility requirements.

General requirements for 8(a) Certification include the following:

•

Must be at least 51% owned and controlled by a socially and economically disadvantaged individual or individuals;

•

African Americans, Hispanic Americans, Asian Pacific Americans, Subcontinent Asian Americans, and Native Americans are presumed to qualify;

•

Other individuals can be admitted into the program if they show through a preponderance of the evidence that they are disadvantaged because of race, ethnicity, gender, physical handicap or residence in an environment isolated from the mainstream of American society;

•

Individuals must have a net worth of less than $250,000, excluding the equity of the business and primary residence;

•

Must meet applicable size standards for small businesses in their industry; and

•

Two (2) full years of business operations

The SBA 8(a) program is a nine year program. A firm may only be certified once under the 8(a) program. During the first 4 years of this program, firms are in a developmental stage or growth stage; for the next 5 years, firms are in a transitional stage. The 8(a) program is SBA's effort to promote equal access for socially and economically disadvantaged individuals to participate in the business sector of the nation's economy.

The SBA’s 8(a) Business Development Program delivered its 2005 Annual report to Congress.  The report noted that fiscal year 2005 marked the 37th year of SBA's 8(a) Business Development Program. During FY 2005, a total of 9,470 businesses participated in the 8(a) Business Development Program.  These firms made significant contributions to the Federal, state and local tax base and contributed an estimated 194,234 jobs in the Nation’s economy.  Between October 1, 2004, and September 30, 2005, a total of 1,477 new firms were certified to participate in the program.

The SBA requires certification of SDBs in order for them to become eligible for special bidding benefits when federal contracts are first put out for bidding. Under the government's reformed affirmative action rules, SDB certified firms are eligible for price evaluation adjustments of up to 10% when bidding on federal contracts in certain industries. The program also provides evaluation credits for prime contractors who achieve SDB subcontracting targets. The program is intended to help federal agencies achieve the government-wide goal of 5% SDB participation in prime contracting.

The SBA undertakes an extensive effort to provide contracting opportunities for those businesses that become certified under their 8(a) program. The SBA maintains close contact with various federal agencies to keep government personnel informed of the 8(a) program goals and procedures and to request that contract opportunities be reserved for the 8(a) program.  In actuality, there are some federal contracts that are set aside so that only 8(a) certified or SDB certified firms can bid on them. There are other cases where federal contracts are awarded to 8(a) firms without being put out for open bidding. These are called sole source contracts.

Company Overview of Services

To assist eligible small disadvantaged women and minority-owned businesses to complete certification applications, the Company takes a methodical streamlined approach to a cumbersome, time-consuming, often confusing process. Clients of our certification services will be engaged in a structured interview, which breaks down the application certification process into its basic elements.

Certification, however, is just one small step in establishing a company as a certified women or minority-owned business. Although, obtaining certification is difficult, it is how a company utilizes it certification through applicable market segments that ultimately affects its bottom line. Gateway Certifications, Inc. will support applicants’ organizational efforts to obtain new business through a streamlined, strategic approach to the corporate supplier diversity market or public sector procurement.

Success in local or federal government procurement marketplace and private-sector SDP's requires diligence and careful planning. Certifying agencies, local and federal government agencies, and private-sector SDP's require applicants to comply with numerous regulations in establishing minority, women and Disadvantaged Business Enterprise certifications, award eligibility and performance competency. Once certified, the small business owner often finds themselves at a loss on how to utilize their certification, retrieve information on opportunities and respond to bid requests.

Gateway assists certified companies procure new relationships, through direct marketing, within either the private and public procurement sector and specifically within Corporate 500 Supplier Diversity Programs (SDP's). We connect our clients with SDP's both locally and nationally based on each client's opportunities, capacity, individual expertise and strategic goals. Gateway assists certified organizations determine which companies to apply with for Preferred Vender Status as a certified women or minority owned business. The Company also maintains and ensures that its certified companies are on approved vendor lists, while being connected to quality opportunities.

The Solution

As part of the certification process, the Company performs the following activities for clients seeking the benefits of the various federal, state, city and local certification programs:

I.

Full Consultation & Certification Analysis

Prior to beginning a relationship with the Company a thorough and in-depth Certification Analysis is required of every prospective client. This service assists applicants in confirming their eligibility for one or more certification programs. This service apprises and determines which programs the applicant will or will not qualify for and which certification is best suited for its particular business and notifies the applicant of any red flags in regard to their eligibility.

II.

Gateway’s Certification Services

Specifically, the certification services Gateway provides to Disadvantaged Businesses Owners seeking certification include the following:

1.

Due diligence of all documents required to assemble the application

2.

Detailed analysis and review of required additional documents

3.

Assistance in procuring required documents

4.

Prepare business background for each owner, shareholder, partner and/or director

5.

Create ownership history

6.

Create business history

7.

Prepare job description for each owner, shareholder, partner, director, manager and department head

8.

Prepare all industry specific resumes for each owner, shareholder, partner, director, manager and department head

9.

Assistance in selecting appropriate SIC NAICS Codes for future procurement sources

10.

Assist in preparation of Personal Statement of Net Worth for DBE/SBE/8(a) for each owner, shareholder, partner and/or director

11.

Preparation of Two-Year Business Waiver when applicable

12.

Complete application preparation

13.

Application Submittal & Tracking

14.

Day to Day and detailed correspondence, point of contact for certification agencies

15.

Bounded copy of all applications, with index for easy reference

16.

Additional services are provided based on the requirements of each client and specific applications

Although there is an exhaustive list of required documents for each application, certifying agencies often require additional information that is not originally requested, but rather, an outgrowth of the initial information provided. Additional request for documents can prolong the application process. The Company assesses the applicants’ business background and application, and then proactively suggests documentation to ensure the certification is processed and expedited upon submission. Once certified, Disadvantaged Businesses Owners achieve preferential access to bid for contracts that are related to their respective business concerns.

Gateway’s Marketing Services

Once successfully certified, the Company will then provide the Disadvantaged Business Owner with marketing assistance to market their company’s goods or services with the federal, state and city agencies, associations and private organizations.

The Company assists certified companies procure new relationships, through direct marketing, within the private and public procurement sector and specifically within Corporate 500 Supplier Diversity Programs (SDP's). This consists of compiling a portfolio for the certified Disadvantaged Business Owner which is then followed by sending out the portfolio to various contracting officers to discuss doing business with the respective governmental agency and/or private organization.

Marketing services include:

1.

Customized sales and marketing campaigns targeting Corporate Supplier Diversity Markets or Public Sector Procurement

2.

Prepare and manage Supplier Diversity Vendor Application Preparation

3.

Submittal and Track Supplier Diversity Applications

4.

Additional Vendor Application Verification/Confirmation

5.

Customer sales and marketing campaigns targeting the Public Procurement Sector

We connect our clients with SDP's both locally and nationally based on each client's opportunities, capacity, individual expertise and strategic goals. The Company will help applicants determine which companies to apply with for Preferred Vender Status as a certified women or minority owned business. Additionally, we will maintain and ensure that successfully certified companies are on approved vendor lists and assist our clients in responding to "Request for Proposal" (RFP's).

The Market Need for Gateway’s Certification Services

The recent population census report projects that minority populations will represent a significant share of the US population by 2050. With their growing rates of business ownership, ethnic entrepreneurs and consumers will significantly impact the overall economy.

Minority populations are the fastest growing demographic segment and are forecasted to become almost 50% of the total population. From 1990 to 2000, Asians, African and Hispanics Americans have grown by 49.6%, 39% and 14.3% respectively while Anglo-American have witnessed a modest 4.4% growth over the same period.

Today minorities represent approximately 28% of the total population. By the year 2010, minority population will represent one-third of the US population. In 2050, minority population is forecasted at about 50% of the total population. The US population is estimated to grow from 275 million in 2000 to 393 million in 2050, a net gain of 118 million. The minority population will account for 108 million, which is 92% of the total incremental gain.

The breakdown by ethnicity of the incremental growth is as follows:

•

Asian-Americans will grow by 21.5 million and will account for 8.2% of the population.

•

Hispanic-Americans will grow by 66 million and become the largest minority group with 25% of the total population.

•

African-Americans will grow by 20.6 million and constitute 13.4% of the population.

With this increase in population, minorities have also increased their share of economic power and the collective buying power of minorities is now estimated to exceed one trillion dollars.

Minorities are becoming better educated and talented. In addition, as minorities approach the ages between 35 and 40, the typical age range for starting new entrepreneurial ventures, more minorities will join the growing pool of highly educated and talented business entrepreneurs.

Given the increase in the minority populations and the growing pool of highly educated and talented minority business entrepreneurs, minority owned businesses have witnessed explosive growth during the last decade, and have doubled the growth rates of all firms in the US economy.

From 1987 to 1992, the total number of firms in the US economy increased by 4.7% and corresponding sales rose by 10.75%. Contrasted with minority groups during the same period shows the following:

•

Hispanic American owned firms increased by 12.8% and sales rose by 24.11%.

•

Asian and Native American owned firms rose by 10% with sales increase of 23.98%.

•

African American owned firms increased by 7.9% and sales rose by 10.25%.

According to the 1992 US Census Survey of Minority Owned Business Enterprises (“SMOBE”) records (does not include corporations), there were approximately 1.9 million minority-owned businesses with total sales estimated at about $205 billion dollars. The breakout by minority group is as follows

•

Hispanic-American owned firms total 772,000 with total sales of $72.8 billion.

•

Asian-American owned firms total 504,000 with total sales of $91.7 billion.

•

African-American owned firms total 621,000 with sales of $32.3 billion.

•

Native-American owned firms total 102,000 with sales of $8.0 billion.

The new generation of minority entrepreneurs not only targets minority dominant markets, but also the general population. Increasingly, this generation of entrepreneurs not only posses the entrepreneurial skills of early generations, but are more educated and have gained credible experience within mainstream Corporate America. An important statistic, which highlights this trend, is the number of minority students conferred with a Master of Business Administration (MBA) degree. This has increased over 300% since 1977.

This generation of entrepreneurs is focused on business-to-business market segments (construction, energy, distribution, transportation etc.) A look at the top minority businesses with sales greater than $200 million indicates that three quarters of these companies are in the business to- business segments.

These minority-owned and operated businesses compete in different sectors of the mainstream economy. Those that historically focused on minority niche markets now participate in broader new segments to achieve profitable growth.

Notwithstanding, minorities ownership rates, compared with non-minority business ownership rates, reveal striking differences. Estimates from the 2000 Census indicates that 11.8% of non-minority workers are self-employed business owners, whereas only 4.8% of African-American workers and 7.2% of Latino workers are business owners.

In addition to lower rates of business ownership, minority owned firms are less successful on average than non-minority firms. In particular, minority firms have lower sales, hire fewer employees, and have smaller payrolls than non-minority owned businesses. Minority-owned businesses also have lower sales and end-of-year assets, and are younger than businesses owned by non-minorities.

The relatively smaller number and weaker performance of minority-owned businesses in the US is a major concern among policymakers.  A large number of federal, state, and local government programs and private organizations have provided set-asides and loans to minorities, women, and other disadvantaged groups.

The goal of Gateway Certifications, Inc. is to support and assist minority owned businesses apply for and successfully complete and receive various federal, state, city, and private sector certifications so that these businesses may develop with the goal that they will successfully compete in the marketplace without the need for government assistance.

SALES AND MARKET STRATEGY

Our strategy is to achieve high levels of customer satisfaction and repeat business and to establish recognition and acceptance of our business.

The Company will market its services directly to senior executives of upscale women and minority owned businesses. The Company will employ a variety of business development and marketing techniques to communicate directly with prospective clients, including print advertising, press releases, attending certification seminars and authoring of articles and other publications related to the certifying organizations and programs and the Company's methodologies and processes.

The Company believes that a significant portion of new business will arise from prior client engagements. The Company believes that clients will frequently expand the scope of services to add complementary activities. Also, the Company believes that its presence and access to senior executives during the certification process will afford it the opportunity to become aware of, and to help define, additional project opportunities as they are identified by the client. We believe that strong client relationships will arise during the certification process and facilitate the Company's ability to market additional capabilities to its clients in the future.

Print Advertising

Gateway’s primary marketing efforts will center on paid advertisements in major magazines and trade journals. The Company will run periodic ads in business, women and minority oriented magazines and journals including (but not limited to or including all of) the following:

Inc.	Crain's	Essence
Latino Future	Minority Business Entrepreneur	Hispanic Business
Latina	Minority Business News	Today's Black Woman
Latin Trade	Black Business Monthly	Working Woman
Woman's Day	Cosmopolitan	Redbook
Vibe	Black Collegian	Black Enterprise
O, The Oprah Magazine	Black Tech Magazine	Upscale
Asia Inc.	Fast Company	Ebony
Asian Enterprise	Asian American Observer	JadeMagazine.com

We believe that building awareness of our certification service offerings will be critical in creating our customer base.  We plan to market and advertise to enhance our brand recognition with Disadvantaged Business Owners.   We also plan to advertise through traditional and non- traditional media such as local newspapers and industry-specific publications, as well as over the Internet.  See “Use of Proceeds” on page 14.

Certification Manual

The Company is currently in the process of developing a manual that contains all of the official instructions and guidelines for women and minority owned business certification, including instructions and guidelines for each state’s processing centers.

The Manual will contain every states certification application, including the names, addresses and current contact information for every certifying agency available in the United States. The Manual will describe in detail every major application thereby allowing the applicant to determine the applicable certifications it qualifies for, appropriate certifications based on industry specific qualifiers, and identify the certifications that will provide the largest market share for the prospective applicants business.

The Manual will be structured by state and will contain a straight-forward business guide on the entire process of minority and women owned business certification and will contain the following applications: WBE, MBE, DBE, 8a and SDB. The Manual will be professionally edited and written to be easily understood.  Once completed, the Manual will be available for purchase on the Company’s website.

Gateway Website

The Company is currently in the process of completing the development of its company website. We intend to market our website to both women and minority-owned businesses, focusing our marketing efforts according to specific product and service industries.

COMPETITION

Providing professional certification and SDP support services to Disadvantaged Business Owners is a highly competitive business.  The market for professional certification services to Disadvantaged Business Owners is intensely competitive, highly fragmented and subject to rapid change. Some of our principal competitors are:

➢

EZCertify.com, a company founded in 1999 with offices in Haymarket, Virginia, which offers SBA, 8(a) BD and SDB certification.

➢

MBWE.com, which provides nationwide services to minority and women businesses to educate, mentor, and help leverage their capabilities to maximize opportunities and promote sustainability. MWBE.com also assisting public agencies and prime contractors find qualified, certified MWBE companies that have the capability to meet or exceed requirements for products and services.

➢

MWBE Enterprises, Inc., which was established in 1998 is to assist women-owned businesses and minority-owned businesses in successfully achieving either Women's Business Enterprise certification (WBE), Minority Business Enterprises certification (MBE), Disadvantaged Business Enterprise (DBE) certification, 8a and or SDB designation

➢

 MinorityCertificaitons.com, affiliated with Business Polish, is full service small business consulting company specializing in small business certifications and marketing. The company assists companies with various types of certifications at the national, federal, state, city and county level.

Gateway’s certification and SDP support services also competes with (i) law firms, (ii) independent firms which offer one or more of the services offered by the Company, (iii) smaller firms that have created a specialized niche in the marketplace, (iv) start-up companies entering the market, (v) federal and state government agencies and associations with in-house capabilities and (vi) subsidiaries of large corporations which offer one or more of the services offered by the Company.  Many of the Company’s competitors are larger and have greater financial resources. Many of these companies have a national presence and may have greater personnel, financial, technical and marketing resources.

We also believe our ability to compete depends on a number of factors outside of our control, including:

•

the prices at which others offer competitive services, including aggressive price competition and discounting on individual engagements;

•

the ability and willingness of our competitors to finance customers' projects on favorable terms;

•

the ability of our competitors to undertake more extensive marketing campaigns than we can;

•

the extent, if any, to which our competitors develop proprietary tools that improve their ability to compete with us;

•

the ability of our customers to perform the services themselves; and

•

the extent of our competitors' responsiveness to customer needs.

In order to be competitive, we must have the ability to respond promptly and efficiently to the ever-changing marketplace.  We must establish our name as a reliable and constant source for professional certification and SDP support services. Any significant increase in competitors or competitors with better, more efficient services could make it more difficult for us to gain market share or generate revenues.

GOVERNMENT REGULATIONS

Federal and state governments have adopted laws and regulations governing certification standards and requirements. We strive to comply with all applicable existing statutory and administrative rules and cannot predict the effect on our operations from the issuance of additional regulations in the future.

PATENTS, TRADEMARKS AND LICENSES

Gateway Certifications, Inc. currently holds no patents, trademarks or licenses.

EMPLOYEES

As of October 1, 2006 the Company had no employees. Depending on service demand, the Company intends to contract independent consultants on a temporary and part-time basis until there is need for full-time personnel.

PROPERTY

At the present time, Gateway’s principal office is located at 250 West 57th Street, Suite 917, New York, New York, 10107. These offices are being utilized, rent-free, by Gateway and are leased by Sarfoh & Associates, LLP, of which Mr. Sarfoh is a partner. There currently is no written agreement between Sarfoh & Associates, LLP and Gateway concerning the Company’s rent-free use of office space. At such time, Gateway does not anticipate purchasing any real estate, nor, does it anticipate purchasing any real property for its office. Management for Gateway believes that the rent-free space will be sufficient for the needs of the Company for at least the next 12 months or until such time where company growth necessitates the need to find larger office space. Management believes that amounts saved on office rent enable Gateway to target limited resources on Company growth strategies.

LEGAL PROCEEDINGS

No proceedings are pending to which the Company or any of its property is subject, nor to the knowledge of the Company, are any such legal proceedings threatened against the Company.

MANAGEMENT

Executive Officers and Directors

Our executive officers and directors, and their ages and positions as of the date of this memorandum, are as follows:

Name	Age	Position
Kwajo Sarfoh	34	CEO, President, Director
Michael Belton	34	CFO, Secretary, Director

Kwajo Sarfoh has served as our CEO, President and Director since we were incorporated in August of 2006. Mr. Sarfoh currently practices law at Sarfoh & Associates, LLP, a New York based firm that began in May 2005.  Mr. Sarfoh is presently the CEO of Securitas Edgar Filings, LLC, an EDGAR filing company formed in October 2005 that assists publicly traded companies with their reporting requirements. From November 2003 to February 2005, Mr. Sarfoh was employed at Ernst & Young LLP as a senior tax associate in the Mergers & Acquisitions Transaction Advisory Services Group. Beginning August 2001 through November 2003, Mr. Sarfoh worked at Deloitte & Touche LLP as a federal tax consultant. Beginning August 2002 to January 2005, Mr. Sarfoh served as the CEO of Cape Coastal Trading Corporation, an importer of African artworks and crafts.  Mr. Sarfoh received a bachelor degree in economics from the State University of New York at Albany, a law degree from Boston University Law School, a masters in business administration from Boston University School of Management, and a masters of law in taxation from Georgetown University Law Center.

Michael Belton has served as our CFO, Secretary and Director since we were incorporated in August 2006. Mr. Belton is currently a member of Montana Golf, LLC, a real estate development company formed in September 2006, and BeMoure & Duffy, LLC an architectural design firm formed in August 2006 where he serves as CFO. From September 2004 through November 2006 Mr. Belton served as a VP of Citibank N.A. in the Business Relationship Manager division serving the $0M-20M sales market. Prior to his position at Citibank N.A., Mr. Belton worked at Ceridian (Chase N.A.) as an Area VP for small businesses ranging from 25-450 employees. Mr. Belton received a B.S in Economics and Political Science from Northeastern University in 1994.

EXECUTIVE COMPENSATION

Mr. Sarfoh and Mr. Belton do not currently receive a salary. At a future date, dependent upon favorable market demand and initial stable revenues, the Company may negotiate with these two executive officers for compensation for their services and enter into a formal employment contract subject to approval by the board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the date of this memorandum, the number of shares of common stock owned of record and beneficially by executive officers, directors, persons who hold 5% or more of our outstanding common stock, and by all officers and directors as a group:

	Number of Shares	Percentages
Name and Address (1)(2)	Owned Beneficially	Before Offering	After Offering
Kwajo M. Sarfoh	4,387,500	65.0%	57.0%
Michael Belton	2,362,500	35.0%	30.0%
All officers and directors as a group	6,750,000	100.0%	87.0%

(1)

The persons named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)

Business Address is 250 West 57th Street, Suite 917, New York, NY 10107.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 29, 2006, the Company issued 4,387,500 shares of the Company’s common stock, par value $.001, to Kwajo Sarfoh in consideration for $4,387.50 Mr. Sarfoh contributed to the Company. On September 30, 2006, the Company issued 130,980 shares of the Company’s common stock, par value $.001, to Michael Belton in consideration for $130.98 Mr. Belton contributed to the Company. On October 27, 2006, the Company issued an additional 2,231,520 shares of the Company’s common stock, par value $.001, to Michael Belton in consideration for $2,231.52 Mr. Belton contributed to the Company.

As at December 1, 2006, two directors and officers own more than 10% each of the Company, and together this group controls 100% of the common stock of the Company.

We currently utilize office space on a rent-free month-to-month basis from Sarfoh & Associates, LLP, of which Mr. Sarfoh is a partner.

DESCRIPTION OF CAPITAL STOCK

We have authorized capital stock consisting of 50,000,000 shares of common stock, $.001 par value per share.

Common Stock

We are authorized to issue 50,000,000 shares of common stock, par value $0.001 per share.  As of December 1, 2006, we had 6,750,000 shares of common stock issued and outstanding. All of these shares are validly authorized and issued, fully paid, and nonassessable.

The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders. Holders of our common stock are entitled to receive ratably dividends as may be declared by our board of directors out of funds legally available for such purpose. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to share ratably in all assets remaining, if any, after payment of liabilities. Holders of our common stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares.

Registration Rights

We have agreed to provide certain registration rights with respect to the shares of our common stock purchased in this offering.  We plan to file a registration statement within 45 days of closing this offering. See the Registration Rights Agreement attached hereto as Exhibit B.

SHARES ELIGIBLE FOR FUTURE SALE

Future sales of substantial amounts of our common stock could adversely affect prices of our common stock prevailing from time to time, and could impair our ability to raise capital through the sale of equity securities.

Upon completion of this offering, assuming the sale of 1,000,000 shares and certain other issuances discussed elsewhere in this memorandum, there will be 7,750,000 shares of common stock outstanding.  All of the shares sold in this offering will be issued pursuant to exemptions from registration under the Securities Act.  All such shares will constitute restricted securities as that term is defined by Rule 144 of the Securities Act and will bear appropriate legends, restricting transferability.

Restricted securities may not be sold except pursuant to an effective registration statement filed by the Company or an applicable exemption from registration, including an exemption under Rule 144 promulgated under the Securities Act.

In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who owns shares that were purchased from us (or any affiliate) after at least one year passes, including a person who may be deemed our affiliate, will be entitled to sell within any three-month period a number of shares that does not exceed 1% of the then outstanding shares of our common stock.

Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us.  Any person (or persons whose shares are aggregated) who is not deemed to have been our affiliate at any time during the 90 days preceding a sale, and who owns shares within the definition of “restricted securities” under Rule 144 under the Securities Act that were purchased from us (or any affiliate) at least two years previously, would be entitled to sell such shares under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements.

As of the date of this memorandum, none of our issued and outstanding shares have been held by our shareholders long enough for sale under Rule 144.  See the sections entitled “Risk Factors, Risks Relating to this Offering” for information regarding the current inability to sell shares of our common stock under Rule 144.

PLACEMENT OF THE OFFERING

Our officers and directors will sell or arrange for the sale of the shares of our common stock being offered herein.  The shares will be offered on a “best-efforts” no minimum basis.  The offering will remain open until January 31, 2007 unless the offering is completed or terminated earlier in our sole discretion.   We may extend the offering for an additional sixty (60) days in our sole discretion.  Our officers and directors will not receive any sales commissions or compensation, other than their regular salary or fee, if any, for shares of our common stock sold by them.

The shares are offered by us subject to prior sale, subject to certain conditions including prior approval of certain legal matters by our counsel, subject to our right to accept or reject subscriptions in our sole discretion and subject to withdrawal or modification of such offer without notice.

Prior to the offering, there has been no public market for our common stock and no such market is expected to develop with respect to our common stock unless and until we complete a public offering, if ever.  We have arbitrarily determined the price of $.10 per share of our common stock in this offering. The factors which we considered in determining the offering price include, among others, our past, present and projected results of operations, the future prospects for the industry in which we compete and/or propose to compete, the quality of our management, the current market prices of similar securities of early-stage companies and the general condition of the securities markets at the time of the offering, as well as the information generally set forth in this memorandum regarding us.  The offering price however, should not be considered as an indication of the actual value of our common stock.  After completion of this offering, the market price of our common stock is subject to change as a result of market conditions and other factors.  An investor in shares of our common stock in this offering will incur substantial and immediate dilution in the net tangible book value per share of common stock from the price they pay for such share.  See the section entitled “Risk Factors, Risk Related to This Offering” elsewhere in this memorandum.

Each prospective investor must complete and submit the Subscription Agreement, and Purchaser Representative Questionnaire, if applicable, both of which are included in Exhibit A attached hereto.

LEGAL MATTERS

The validity of the shares of common stock offered hereby will be passed upon by Robert Diener, Esq.

EXPERTS

D'Arcangelo & Co., LLP, has reviewed the balance sheet of Gateway Certifications, Inc. as at September 30, 2006 and the related statements of loss, stockholders’ deficiency and cash flows for the period from inception (August 30, 2006) to September 30, 2006, as set forth in their report.

ADDITIONAL INFORMATION

This memorandum does not contain all of the information with respect to the various agreements and other documents referred to herein.  The delivery of this memorandum at any time does not imply that the information contained herein is correct as of any time subsequent to the date hereof.  For further information with respect to us and the shares of common stock being offered hereby, any prospective purchaser should contact Kwajo Sarfoh, Chief Executive Officer, at Gateway Certifications, Inc., 250 West 57th Street, Suite 917, New York, NY 10107 or at (800) 933-9664.

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